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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-49387) of our report dated January 5, 2000 relating to the consolidated financial statements and financial statement schedule of Transworld Healthcare, Inc., which appears in Transworld Healthcare, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1999.

                                             PricewaterhouseCoopers LLP

New York, New York
January 12, 2000